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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-146491


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                          FS VARIABLE SEPARATE ACCOUNT
                          SUPPLEMENT TO THE PROSPECTUS

                  POLARIS II VARIABLE ANNUITY DATED MAY 1, 2008
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The following subsection is added under the ACCESS TO YOUR MONEY section of the prospectus:

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.




Dated: September 22, 2008



                Please keep this Supplement with your Prospectus



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